UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

August 31, 2015

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 2.5% for the Year ended August 31, 2015 and 4.08% since inception (September 27, 2005) compared to a total return of 0.9% and 6.88% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

We have been very pleased with the performance of the Archer Balanced Fund for the past year.  The Fund’s annual performance has been consistent throughout its tenure.  The managers of the Fund, having stayed consistent with long-term value positions in equities, believe the conservative positions of this fund are appropriate for this style of fund.  The managers continue to reinforce their positions by managing stocks in long-term value and high quality short-term duration securities.  We continue to position the portfolio for what we believe is an inevitable rise in long-term interest rates by overweighting high quality, short- to intermediate-term bonds.  As we noted in our previous shareholder letter we have taken this position for quite some time and although have not been correct on the long-term direction of interest rates, we continue to believe the reversion to a mean will put the 10 yr. US Treasury bond at approximately 3.5%.  With the Fed at the doorstep of raising rates and the economy showing signs of a steady albeit slow recovery, we believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.  The low interest rate environment although yet to play out and rise, may be doing more damage to the economy than the advantages of living in a low rate environment.  Although the adage that broken clocks are also right twice a day, we believe once the clock gets fixed, rates will rise and our clocks will all be reset.

With this being said, our management team feels it is important to keep a portfolio of stocks and bonds that we feel will weather a downturn instead of chasing any upside.  This reduced risk should help us outperform for the next downturn in equities.

Equity Portfolio

Similar to prior year, we have continued to see the market perform well and corporate profits and cash flows have continued to increase.  Just like we mentioned in last year’s shareholder letter, the latest four quarters has produced by some accounts one of the healthiest earnings Wall Street has ever seen.  Earnings have been strong, not weak as many have verbalized in the media.  It is true that aggregate S&P 500 earnings have been negative for the last two quarters, but the Energy sector is weighing these results down.  If one were to take away Energy, the S&P 500 earnings would have been up 5.2% in Q2 and revenues would have increased 1.3% according to Zacks Investment Management.  Personal consumption expenditures are on track to grow at a very healthy 3.5% pace in the third quarter.

•

We believe the Technology, Consumer Defensive, and Industrials will provide for a solid offense while enabling us to play defense if the market turns adversarial.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Industrials, Technology, Consumer Defensives, and Basic Materials.

Fixed-Income Portfolio

We will reiterate our position from the prior year:  “We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.”  As we mentioned earlier with interest rates, we are on the cusp of the Fed raising short-term rates at the end of calendar year 2015 or early 2016.  This should bode well for our portfolio of shorter term holdings compared to the indices.

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and it is; be long-term in nature.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2015 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a loss of -1.98% for the year ended August 31, 2015 and 8.56% since inception of March 11, 2011.  This compared to a gain of .48% for the S&P 500 Index and 12.19% since inception.

Performance Review

The Fund opened in March of 2011 and thus did not get the benefit of the upward market trend in the first two months of 2011.  However, we feel extremely comfortable with our positions and relative performance to the benchmarks.  The Stock Fund is a go anywhere Fund seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  We are comfortable with the equity positions as of 8/31/2015.  As of August 31, 2015 we have selected 50 equity positions we believe will outpace the S&P 500 index.  This in turn will ultimately reduce our turnover of the portfolio as we plan to hold these positions until they reach beyond their Fair Market Values.   We continue to be overweight in Technology and Healthcare, and Consumer Defensive stocks and related industries.  We continue to seek out positions with strong balance sheets of companies having upward revised estimates and/or strong relative performance which have the opportunity to outperform the indices over the long-term.

Although our performance of the Fund has been more aligned with the S&P 400 Mid-Cap Index, we feel over time we can provide value by investing in our best 50 stock ideas.  This will ultimately create a bit more fluctuation, but this volatility should benefit us in a rising tide of markets.  We ultimately are confident in the economy and the markets and this should bode well for our fund and shareholders.

Archer Income Fund (ARINX)

The Archer Income Fund had a loss of -1.17% for the year ended August 31, 2015 and 2.94% from the date of inception on March 11, 2011 compared to a gain of 1.56% and 3.70% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and 0.81% and 4.11% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  Fund performance relative to the Aggregate Index since inception has suffered due to our overweight position in corporate debt.  We have thought for some time that interest rates would ultimately rise with the backdrop of Washington Politics, end to “QE3”, and the sequestration which began in 2013 and impending rise in rates by the Fed.  We expect rates to continue to rise as they have been artificially lowered by government intervention for several years.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the outflow as many others competitors as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  In fact, with the anticipation of yields rising, we continue to look to additional holdings and are buyers of shorter-term duration debt with the intention to collect the coupons until maturity.  This should bode well for our shareholders.  We believe in the positions we hold and continue to personally own the fund in our and our family accounts.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Archer Balanced Fund

Performance Illustration

August 31, 2015 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Balanced Fund
Dow Jones Moderate U.S. Portfolio Index
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Sep-05
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10
Aug-11
Aug-12
Aug-13
Aug-14
Aug-15

Average Annual Total Returns
For the Periods Ended August 31, 2015
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index
1 Year	2.50%	0.90%
3 Year	10.28%	9.85%
5 Year	9.01%	11.01%
Since Inception	4.08%	6.88%
Value	$ 14,871	$ 19,365

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Income Fund

Performance Illustration

August 31, 2015 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Income Fund
Barclay's Capital U.S. Aggregate Bond Index
Barclay's Intermediate Credit Index
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15

Average Annual Total Returns
For the Periods Ended August 31, 2015
	Archer Income Fund	Barclay's Capital U.S. Aggregate Bond Index	Barclay's Intermediate Credit Index
1 Year	-1.17%	1.56%	0.81%
3 Year	1.05%	1.53%	2.23%
Since Inception	2.94%	3.70%	4.11%
Value	$ 11,386	$ 11,768	$ 11,975

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM  pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Stock Fund

Performance Illustration

August 31, 2015 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Stock Fund
S&P 500 Index
S&P 400 Midcap Index
19,000
17,000
15,000
13,000
11,000
9,000
7,000
Mar-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15

Average Annual Total Returns
For the Periods Ended August 31, 2015
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	-1.98%	0.48%	0.00%
3 Year	13.71%	14.31%	15.06%
Since Inception	8.56%	12.19%	11.03%
Value	$ 14,444	$ 16,734	$ 15,975

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Balanced Fund

Graphical Illustration

August 31, 2015 (Unaudited)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

Money Market Fund
7.25%
Preferred Securities
0.82%
Structured Notes
1.12%
Real Estate Investment Trusts
3.20%
Municipal Bonds
5.50%
Exchange Traded Note
1.05%
Exchange Traded Funds
2.00%
Corporate Bonds
18.85%
Common Stocks
60.21%

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Income Fund

Graphical Illustration

August 31, 2015 (Unaudited)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

Money Market Fund
9.38%
Structured Notes
3.04%
Real Estate Investment
Trusts
2.51%
Preferred Securities
4.45%
Corporate Bonds
50.90%
Municipal Bonds
21.68%
Exchange Traded Note
0.66%
Exchange Traded Funds
7.38%

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Stock Fund

Graphical Illustration

August 31, 2015 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Basic Materials
2.34%
Money Market Fund
1.76%
Consumer Cyclical
9.20%
Consumer Defensive
6.07%
Financial Services
17.08%
Healthcare
16.37%
Industrials
21.77%
Real Estate
1.80%
Technology
23.61%

Sectors are categorized using Morningstar® classifications.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

	Archer Balanced Fund
	Schedule of Investments
	August 31, 2015

Shares/Principal		Value

COMMON STOCKS - 59.88%

Air Courier Services - 2.19%
4,000	FedEx Corp.	$ 602,440

Air Transportation, Scheduled - 1.70%
12,000	American Airlines Group, Inc.	467,760

Aircraft - 1.43%
3,000	Boeing Co.	392,040

Aircraft Engines & Engine Parts - 1.67%
5,000	United Technologies Corp.	458,050

Beverages - 1.18%
3,500	PepsiCo, Inc.	325,255

Cable & Other Pay Television Services - 2.60%
7,000	Walt Disney Co.	713,160

Commercial Banks, Nec - 1.67%
11,500	Toronto Dominion Bank (Canada)	457,700

Crude Petroleum & Natural Gas - 1.54%
8,000	Royal Dutch Shell ADR	423,360

Electric Services - 1.07%
3,000	NextEra Energy, Inc.	295,230

Electronic Computers - 2.09%
5,100	Apple, Inc.	575,076

Engines & Turbines - 0.62%
1,400	Cummins, Inc.	170,450

Food & Kindred Products - 1.31%
4,900	Nestle S.A. ADR	360,875

Fire, Marine & Casualty Insurance - 1.21%
5,700	The Allstate Corp.	332,196

Footwear - 1.42%
3,500	Nike, Inc. Class B	391,125

Hospital & Medical Service Plans - 1.80%
3,500	Anthem, Inc.	493,675

Motor Vehicle Parts & Accessories - 1.63%
4,500	Honeywell International, Inc.	446,715

National Commercial Banks - 3.02%
6,000	JPMorgan Chase & Co.	384,600
10,500	US Bancorp.	444,675
		829,275
Natural Gas Transmission - 1.42%
12,000	Kinder Morgan, Inc.	388,920

Oil & Gas Filed Services, NBC - 1.27%
4,500	Schlumberger Ltd. (France)	348,165

Pharmaceutical Preparations - 2.59%
3,000	Johnson & Johnson	281,940
8,000	Merck & Co., Inc.	430,800
		712,740
Petroleum Refining - 1.55%
9,000	Marathon Petroleum Corp.	425,790

Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 1.56%
9,800	Dow Chemical Co.	428,848

Railroads, Line-Haul Operating - 1.47%
4,700	Union Pacific Corp.	402,978

Retail - Drug Stores and Proprietary Stores - 2.98%
8,000	CVS Caremark Corp.	819,200

Retail - Eating & Drinking Places - 2.15%
10,800	Starbucks Corp.	590,868

Retail - Lumber & Other Building Material Dealers - 1.99%
4,700	The Home Depot, Inc.	547,362

Retail - Variety Stores - 2.47%
5,000	Target Corp.	388,550
4,500	Wal-Mart Stores, Inc.	291,285
		679,835
Services - Business Services - 2.98%
3,800	Accenture Plc. Class A (Ireland)	358,226
5,000	MasterCard, Inc. Class A	461,850
		820,076
Services - General Medical & Surgical Hospitals, NEC - 4.54%
9,200	Community Health System, Inc. *	494,040
8,700	HCA Holdings, Inc. *	753,594
		1,247,634
Services - Prepackaged Software - 1.43%
9,000	Microsoft Corp.	391,680

Telephone Communications (No Radio Telephone) - 3.33%
13,700	AT&T, Inc.	454,840
10,000	Verizon Communications, Inc.	460,100
		914,940

TOTAL FOR COMMON STOCKS (Cost $13,239,340) - 59.88%		16,453,418

CORPORATE BONDS - 18.75% (a)

Agriculture Chemicals - 0.32%
75,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	88,789

Air Transportation, Scheduled - 0.55%
150,000	Southwest Airlines Co., 2.750%, 11/06/19	152,078

Banks & Financial Institutions - 0.19%
50,000	Societe Generale, 1.445%, 4/22/20 (France) **	51,014

Bituminous Coal & Lignite Surface Mining - 0.05%
50,000	Peabody Energy Corp., 7.875%, 11/01/26	13,375

Cable & Other Pay Television Services - 0.37%
100,000	Viacom, Inc., 3.50%, 4/01/17	102,039

Computer Communications Equipment - 0.46%
125,000	Juniper Networks, Inc., 4.50%, 3/15/24	125,059

Computer Storage Devices - 0.64%
182,000	EMC Corp., 3.375%, 6/01/23	176,811

Crude Petroleum & Natural Gas - 1.20%
200,000	Murphy Oil Corp., 2.50%, 12/01/17	197,765
150,000	Murphy Oil Corp., 4.00%, 6/01/22	130,893
		328,658
Dental Equipment & Supplies - 0.75%
200,000	DENTSPLY International, Inc., 4.125%, 8/15/21	206,135

Distribution/Wholesale - 0.19%
50,000	Tech Data Corp., 3.75%, 9/21/17	51,628

Electric Services - 0.57%
150,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	155,413

Food & Kindred Products - 0.40%
100,000	Kraft Foods Group, Inc., 6.125%, 8/23/18	111,002

Healthcare Providers & Services - 0.35%
100,000	Catholic Health Initiatives, 2.95%, 11/01/22	97,264

Metal Mining - 0.31%
100,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	85,500

Miscellaneous Business Credit Institution - 1.82%
100,000	Ford Motor Credit Co. LLC., 1.58285%, 11/20/18 **	99,594
400,000	Ford Motor Credit Co. LLC., 1.70%, 5/09/16	401,122
		500,716
Miscellaneous Manufacturing Industries - 0.39%
100,000	Hillenbrand, Inc., 5.50%, 7/15/20	108,381

Motor Vehicle Parts & Accessories - 0.36%
100,000	Lear Corp., 5.25%, 1/15/25	99,500

National Commercial Banks - 0.91%
100,000	Bank of America Corp., 4.00%, 07/15/16	101,508
150,000	Citigroup, Inc., 2.40%, 2/18/20	148,647
		250,155
Printed Circuit Boards - 0.19%
50,000	Jabil Circuit, Inc., 5.625%, 12/15/20	52,875

Property & Casualty Insurance - 0.87%
200,000	Zurich Reinsurance Centre Holdings, Inc., 7.125%, 10/15/23 (Switzerland)	238,323

Radio Telephone Communications - 0.37%
100,000	T-Mobile USA, Inc., 6.464%, 4/28/19	102,875

Real Estate - 0.81%
50,000	Aurora Military Housing, 5.35%, 12/15/25	54,793
168,255	Cibolo Canyon CTFS, 3.00%, 8/20/20	168,045
		222,838
Retail - Apparel & Accessory Store - 0.57%
150,000	Hanesbrands, Inc., 6.375%, 12/15/20	156,187

Retail - Auto & Home Supply Stores - 0.40%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	110,829

Retail - Department Store - 0.61%
150,000	Dillards, Inc., 7.13%, 8/01/18	166,875

Retail - Drug Stores & Proprietary Stores - 0.63%
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	173,281

Retail - Variety Stores - 0.78%
200,000	Wal-Mart Stores, Inc., 3.625%, 7/08/20	213,129

Services - Business Services - 0.56%
170,000	Ebay, Inc., 2.60%, 7/15/22	153,994

Services - Computer Programming Services - 0.62%
175,000	VeriSign, Inc., 4.625%, 5/01/23	170,625

Services - Educational Services - 0.29%
75,000	Graham Holdings Co., 7.25%, 2/01/19	78,868

Services - General Medical & Surgical Hospitals - 0.40%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,500

Services - Prepackaged Software - 0.56%
150,000	Symantec Corp., 4.20%, 9/15/20	154,252

Services - Video Tape Rental - 0.56%
150,000	Netflix, Inc., 5.375%, 2/01/21	154,875

Transportation Services - 0.40%
100,000	Expedia, Inc., 5.95%, 8/15/20	109,450

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.30%
75,000	Cardinal Health, Inc., 4.625%, 12/15/20	81,096

TOTAL FOR CORPORATE BONDS (Cost $5,266,715) - 18.75%		5,152,389

EXCHANGE TRADED FUNDS - 1.99%
1,000	iShares Barclays 20+ Year Treasury Bond Fund	121,420
1,000	iShares Intermediate Credit Bond	108,310
2,000	iShares Short Maturity Bond	100,120
1,000	PIMCO 0-5 Year High Yield Corporate Bond Index	97,410
1,500	Vanguard Short-Term Corporate Bond Index	119,040
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $563,610) - 1.99%		546,300

EXCHANGE TRADED NOTE - 1.04%
8,000	JPMorgan Alerian MLP Index ETN	286,480
TOTAL FOR EXCHANGE TRADED NOTE (Cost $316,951) - 1.04%		286,480

MUNICIPAL BONDS - 5.47% (a)

Arizona - 0.37%
75,000	La Paz Cnty, AZ Indl. Dev. Auth., 5.40%, 12/01/20	81,417
25,000	Sedona, AZ Wastewater, 0.00%, 7/01/21	20,718
		102,135
California - 0.72%
45,000	California St. University Revenue Bond Series B, 2.785%, 11/01/22	45,586
100,000	Kern Cnty, CA Pension Oblg., 5.25%, 8/15/19	88,758
60,000	University Enterprises Inc. CA, 5.25%, 10/01/20	64,087
		198,431
Georgia - 0.39%
99,000	Georgia Loc. Govt., 4.75%, 6/1/28	106,147

Illinois - 0.84%
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20	93,734
35,000	Eastern IL University Ctfs. Partn. Rev., 6.00%, 4/01/24	35,300
30,000	Illinois St., 5.877%, 3/1/19	32,770
70,000	Saint Clair Cnty, IL School District., 4.00%, 1/01/21	69,170
		230,974
Indiana - 0.58%
35,000	Anderson, IN Economic Dev. Rev., 5.00%, 10/01/28	34,017
70,000	Gary, IN Community School Bldg., 7.50%, 2/01/29	81,343
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.75%, 1/15/24	43,365
		158,725
Iowa - 0.73%
201,000	Tobacco Settlement Auth Iowa, 6.50%, 6/01/23	200,130

Michigan - 0.72%
25,000	Belding, MI Area Schools, 6.15%, 5/01/2024	26,851
50,000	Kalamazoo, MI Bldg Auth, 5.40%, 10/01/25	50,197
105,000	Michigan State Build America Bonds, 7.625%, 9/15/27	121,280
		198,328
Ohio - 0.15%
40,000	Akron, OH Economic Dev., 5.50%, 12/01/15	40,458

Oklahoma - 0.14%
35,000	Bryan County, OK Indpt School District, 6.554%, 12/01/29	38,582

South Carolina - 0.31%
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/30	57,388
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.75%, 12/01/29	27,387
		84,775
Texas - 0.52%
25,000	Katy Texas Schools, 5.999%, 2/15/2030	27,824
50,000	Reeves Cnty, TX Cops, 5.00%, 12/01/16	50,714
60,000	Reeves Cnty, TX Cops, 6.375%, 12/01/21	64,948
		143,486

TOTAL FOR MUNICIPAL BONDS (Cost $1,487,362) - 5.47%		1,502,171

REAL ESTATE INVESTMENT TRUSTS - 3.18%
15,000	Duke Realty Corp.	270,900
500	PS Business Parks Inc. Series T, PFD 6.00%, 12/31/49	12,580
2,000	Public Storage	402,540
2,000	Public Storage, Series P, 6.50%, 12/31/49	50,900
2,500	Ventas, Inc.	137,550
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $760,118) - 2.68%		874,470

PREFERRED SECURITIES - 0.82%

National Commercial Banks - 0.45%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	74,340
2,000	Wells Fargo & Co. Series P, 5.25%, 12/31/49	49,020
		123,360
Telephone Communications (No Radio Telephone) - 0.37%
2,000	QWest Corp., 6.125%, 6/01/53	49,820
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	50,820
		100,640

TOTAL FOR PREFERRED SECURITIES (Cost $224,190) - 0.82%		224,000

STRUCTURED NOTES - 1.11% (a)

Commercial Banks, Nec - 0.27%
100,000	Barclays Bank Plc., 6.776%, 5/14/29 (United Kingdom) **	74,700

National Commercial Banks - 0.65%
93,000	Citigroup, Inc., 3.00%, 12/23/19 **	95,756
100,000	JP Morgan Chase Bank, 3.58%, 1/23/29 **	83,890
		179,646
Security Brokers, Dealers & Flotation Companies - 0.19%
50,000	Morgan Stanley, 3.00%, 11/09/19 **	51,063

TOTAL FOR STRUCTURED NOTES (Cost $346,126) - 1.11%		305,409

SHORT TERM INVESTMENT - 7.22%
1,982,407	Fidelity Institutional Money Market Portfolio 0.17% ** (Cost $1,982,407)	1,982,407

TOTAL INVESTMENTS (Cost $24,186,819) - 99.46%		27,327,044

OTHER ASSETS LESS LIABILITIES, NET - 0.54%		148,688

NET ASSETS - 100.00%		$ 27,475,732

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2015.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

	Archer Income Fund
	Schedule of Investments
	August 31, 2015

Shares/Principal		Value

CORPORATE BONDS - 50.07% (a)

Aerospace/Defense - Major Diversified - 0.84%
75,000	Exelis, Inc., 5.55%, 10/01/21	$ 83,051

Agriculture Chemicals - 0.60%
50,000	CF Industries Holdings, Inc., 7.125%, 5/01/20	59,193

Airlines - 1.03%
100,000	Southwest Airlines Co., 2.750%, 11/06/19	101,385

Banks & Financial Institutions - 0.94%
50,000	JPMorgan Chase & Co., 3.58%, 1/23/29 **	41,945
50,000	Societe Generale, 1.445%, 4/22/20 (France) **	51,014
		92,959
Bituminous Coal & Lignite Surface Mining - 0.14%
50,000	Peabody Energy Corp., 7.875%, 11/01/26	13,375

Brewery - 0.66%
250,000	Ambev Intl. Finance Co., 9.50%, 7/24/17 (Cayman Islands) **	65,500

Cable & Other Pay Television Services - 0.52%
50,000	Viacom, Inc., 3.50%, 4/01/17	51,019

Commercial Service - Finance - 0.53%
800,000	GE Capital Corp., 8.87%, 6/02/18	52,103

Computer & Office Equipment - 1.05%
100,000	Hewlett-Packard, 4.375%, 9/15/21	103,993

Computer Communications Equipment - 0.76%
75,000	Juniper Networks, Inc., 4.50%, 3/15/24	75,036

Computer Storage Devices - 0.49%
50,000	EMC Corp., 3.375%, 6/01/23	48,575

Container & Packaging - 0.51%
50,000	Ball Corp., 5.00%, 3/15/22	50,750

Consumer Products - 0.49%
50,000	Avon Products, Inc., 5.75%, 3/01/18	48,500

Crude Petroleum & Natural Gas - 1.63%
75,000	Murphy Oil Corp., 2.50%, 12/1/17	74,162
100,000	Murphy Oil Corp., 4.00%, 6/01/22	87,262
		161,424
Dental Equipment & Supplies - 1.04%
100,000	DENTSPLY International, Inc., 4.125%, 8/15/21	103,067

Distribution/Wholesale - 1.57%
100,000	Ingram Micro, Inc., 5.00%, 8/10/22	103,041
50,000	Tech Data Corp., 3.75%, 9/21/17	51,628
		154,669
Electric & Other Services Combined - 1.45%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	57,444
100,000	PPL Energy Supply LLC., 4.60%, 12/15/21	85,511
		142,955
Electric Services - 0.52%
50,000	Exelon Generation Co., LLC, 4.00%, 10/01/20	51,804

Farm Machinery & Equipment - 1.12%
100,000	AGCO Corp., 5.875%, 12/01/21	111,075

Food & Kindred Products - 1.59%
80,000	Conagra Foods, Inc., 9.75%, 3/01/21	101,540
50,000	Kraft Foods Group, Inc., 6.125%, 8/23/18	55,501
		157,041
Hazardous Waste Management - 0.51%
50,000	Clean Harbors, Inc., 5.125%, 6/01/21	50,495

Healthcare Providers & Services - 0.49%
100,000	Catholic Health Initiatives, 2.95%, 11/01/22	48,632

Medical - Generic Drugs - 0.85%
75,000	Watson Pharmaceuticals, Inc., 6.125%, 8/15/19	84,216

Metal Mining - 0.73%
100,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/21	29,500
50,000	Freeport-McMoran, Inc., 3.10%, 3/15/20	42,750
		72,250
Miscellaneous Business Credit Institution - 2.54%
200,000	Ford Motor Credit Co. LLC., 1.70%, 5/9/16	200,561
50,000	Ford Motor Credit Co. LLC., 1.58285%, 11/20/18 **	49,797
		250,358
Miscellaneous Manufacturing Industries - 0.82%
75,000	Hillenbrand, Inc., 5.50%, 7/15/20	81,286

Motor Vehicle Parts & Accessories - 0.50%
50,000	Lear Corp., 5.25%, 1/15/25	49,750

Multimedia - 0.55%
50,000	Time Warner, Inc., 4.75%, 3/29/21	53,859

National Commercial Banks - 1.02%
50,000	Bank of America Corp., 4.00%, 7/15/16	50,754
50,000	Citigroup, Inc., 2.40%, 2/18/20	49,549
		100,303
Oil Company - Exploration & Production - 1.59%
100,000	Southwestern Energy Co., 7.125%, 10/10/17	109,840
50,000	Whiting Petroleum Corp., 6.50%, 10/01/18	47,000
		156,840
Printed Circuit Boards - 0.54%
50,000	Jabil Circuit, 5.625%, 12/15/20	52,875

Property & Casualty Insurance - 1.81%
150,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23 (Switzerland)	178,742

Radio Telephone Communications - 1.04%
100,000	T Mobile US, Inc., 6.464%, 04/28/19	102,875

Real Estate - 1.41%
50,000	Aurora Military Housing LLC., 5.35%, 12/15/25	54,793
84,128	Cibolo Canyon CTFS 3.00%, 8/20/20	84,023
		138,816
Retail - Apparel & Accessory Stores - 1.05%
100,000	Hanesbrands, Inc., 6.375%, 12/15/20	104,125

Retail - Auto & Home Supply Stores - 1.12%
100,000	Advanced Auto Parts, Inc., 5.75%, 5/01/20	110,829

Retail - Department Stores - 1.54%
35,000	Dillards, Inc., 7.75%, 7/15/26	40,775
100,000	Dillards, Inc., 7.13%, 8/01/18	111,250
		152,025
Retail - Discretionary - 1.01%
100,000	Staples, Inc., 4.375%, 1/12/23	99,486

Retail - Drug Stores & Proprietary Stores - 1.75%
175,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	173,281

Security Broker Dealers - 2.14%
50,000	Morgan Stanley, 4.90%, 2/23/17	39,919
150,000	TD Ameritrade Holding Corp., 5.60%, 12/01/19	170,914
		210,833
Services - Business Services - 0.73%
80,000	Ebay, Inc., 2.60%, 7/15/22	72,468

Services - Computer Programming Services - 0.94%
95,000	VeriSign, Inc., 4.625%, 5/01/23	92,625

Services - Educational Services - 0.53%
50,000	Graham Holdings Co., 7.25%, 2/01/19	52,579

Services - General Medical & Surgical Hospitals, Nec - 1.10%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,500

Services - Prepackaged Software - 0.52%
50,000	Symantec Corp., 4.20%, 9/15/20	51,417

Services - Video Tape Rental - 1.05%
100,000	Netflix 5.375%, 2/1/21	103,250

State Commercial Banks - 0.51%
50,000	United Comm BK Blairsville, GA, 6.00%, 8/13/18 (a)	49,960

Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 0.77%
75,000	Arcelormittal, 3.75%, 3/01/16 (Luxembourg)	75,562

Telephone Communications (No Radio Telephone) - 0.62%
50,000	Indiana Bell Tel Co. Inc., 7.30%, 8/15/26	61,016

Television Broadcasting Stations - 0.62%
54,000	CBS Broadcasting, Inc., 7.125%, 11/1/23	61,546

Transportation Services - 1.11%
100,000	Expedia, Inc. 5.95%, 8/15/20	109,450

Wholesale - Drugs Proprietaries & Druggists' Sundries - 0.55%
50,000	Cardinal Health, Inc., 4.625%, 12/15/20	54,064

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 0.53%
50,000	Anixter, Inc., 5.625%, 5/1/19	52,375

TOTAL FOR CORPORATE BONDS (Cost $5,182,469) - 50.07%		4,944,162

EXCHANGE TRADED FUNDS - 7.26%
1,000	iShares Barclays 20+ Year Treasury Bond	121,420
2,000	iShares Floating Rate Bond	101,160
500	iShares iBoxx $ Investment Grade Corp Bond	57,530
2,000	iShares Short Maturity Bond	100,120
800	PIMCO 0-5 Year High Yield Corp Bond Index	77,928
3,000	PowerShares Build America Bond	86,700
6,000	PowerShares Preferred	87,720
1,000	Vanguard Intermediate-Term Corp. Bond Idx ETF	84,220
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $701,642) - 7.26%		716,798

EXCHANGE TRADED NOTE - 0.65%
2,000	UBS ETRACS Alerian MLP Infrastructure Index	63,900
TOTAL FOR EXCHANGE TRADED NOTE (Cost $90,017) - 0.65%		63,900

MUNICIPAL BONDS - 21.32%

Arizona - 0.29%
25,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, 7/01/26	28,635

California - 0.25%
25,000	Fresno County, CA Pension, Series A, 4.928%, 8/15/19	25,038

Florida - 1.61%
25,000	Auburndale, FL Revenue Pub Impt., 4.30%, 12/01/26	25,620
30,000	Osceola County, FL 6.02%, 10/01/26	33,246
100,000	University of Central Florida, 5.125%, 10/01/20	100,251
		159,117
Georgia - 0.54%
50,000	Georgia Local Government, 4.75%, 6/01/28	53,610

Illinois - 4.46%
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/01/20 (a)	46,867
40,000	Eastern IL University Build America Bond, 5.45%, 4/01/19	41,108
45,000	Eastern IL University Build America Bond, 5.90%, 4/01/23	45,546
15,000	Rosemont, IL Ref Bds Series A, 5.375%, 12/1/25	16,272
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.00%, 1/01/21	29,644
75,000	State of Illinois, 4.95%, 6/1/23	76,250
50,000	State of Illinois, 5.665%, 3/1/18	53,472
70,000	State of Illinois, 5.877%, 3/1/19	76,464
50,000	State of Illinois, 6.20%, 7/01/21	54,781
		440,404
Indiana - 2.14%
25,000	Brier Creek, IN School Bldg. Corp., 6.08%, 7/15/24	27,377
35,000	Evansville, IN Redevelopment Authority, 6.15%, 2/01/24	39,815
60,000	Evansville, IN Redevelopment BAB, 6.86%, 2/01/29	68,860
75,000	Westfield County IN Option Income Tax Revenue 3.50%, 11/01/16	75,023
		211,075
Iowa - 0.85%
84,000	Iowa Tobacco Settlement Authority, 6.50%, 6/01/23	83,636

Louisiana - 0.41%
40,000	Louisiana State Local Gov't Envt, 5.75%, 9/01/2019	40,739

Michigan - 1.40%
45,000	Blackman Twp., MI Build America Bond, 4.70%, 5/01/19	48,164
50,000	Macomb, MI Interceptor Drain Dist Build America Bonds, Series A, 4.95%, 5/01/25	52,525
35,000	Van Buren MI Public Schools Build America Bonds, 6.43%, 5/1/29	37,979
		138,668
Maryland - 0.37%
35,000	Worcester County, MD 2.50%, 12/01/18	36,546

Minnesota - 0.29%
25,000	Mountain Iron-Buhl, MN Indep Sch Dist, Series A, 6.30%, 2/01/19	28,258

Mississippi - 0.27%
25,000	Jackson, MS Mun Arpt Auth. Series C, 4.90%, 10/01/21	26,800

Missouri - 0.26%
25,000	Missouri State Health & Educational Fac., 5.80%, 10/01/23	25,642

Nevada - 0.58%
50,000	County of Clark, NV, 6.36%, 11/01/24	56,795

New Jersey - 1.08%
30,000	Hoboken, NJ Services, 5.33%, 2/01/18	31,034
65,000	Hudson County, NJ 6.89%, 3/01/26	75,998
		107,032
New York - 2.74%
80,000	Erie County, NY Tobacco Asset Corp, 6.00%, 6/01/28	78,802
75,000	Nassau County, NY Series F, 6.80%, 10/01/27	85,483
105,000	TSACS Inc., NY 4.75%, 6/01/22	106,713
		270,998
Ohio - 0.96%
60,000	City of Akron, OH, 5.50%, 12/01/15	60,686
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.06%, 10/01/26	34,417
		95,103
Oklahoma - 0.37%
35,000	Caddo County, OK Gov't Bldg., 5.858%, 9/01/25	36,061

Oregon - 0.29%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.45%, 6/30/24	29,025

Texas - 1.21%
50,000	Reeves Cnty., TX, 5.00%, 12/01/16	50,713
40,000	Reeves Cnty., TX, 6.375%, 12/21/21	43,299
25,000	Reeves Cnty., TX, 6.75%, 12/01/19	25,177
		119,189
Virginia - 0.17%
15,000	Virginia Commonwealth Build American Bonds, 5.75%, 5/15/28	16,494

Wisconsin - 0.78%
75,000	Public Finance Authority, WI, 5.75%, 6/01/23	76,695

TOTAL FOR MUNICIPAL BONDS (Cost $2,077,228) - 21.32%		2,105,560

PREFERRED SECURITIES - 4.38%

National Commercial Banks - 1.50%
2,000	Citigroup, Inc., PFD 5.80%, 12/31/49 Series C	49,200
3,000	PNC Financial Services Group, Inc., 5.375%, 12/31/49 Series Q	74,340
1,000	Wells Fargo & Co., PFD 5.25%, 12/31/49 Series P	24,510
		148,050
Electric Services - 0.56%
50,000	Edison International, PFD 6.25%, 8/01/49 Series E **	55,225

Savings Institutions, Not Federally Chartered - 0.66%
2,500	First Republic Bank, PFD 6.70%, 12/31/49 Series A	65,150

Telephone Communications (No Radio Telephone) - 1.66%
2,500	QWest Corp., 6.125%, 6/1/53	62,275
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	101,640
		163,915

TOTAL FOR PREFERRED SECURITIES (Cost $418,796) - 4.38%		432,340

REAL ESTATE INVESTMENT TRUSTS - 2.46%
2,500	Digital Realty Trust, PFD 6.625%, Series F	64,200
2,000	Digital Realty Trust, PFD 7.375% Series H	54,580
3,000	Public Storage, PFD 5.20%, 12/31/49 Series W	72,540
2,000	Regency Centers Corp., PFD 6.625%, 12/31/49, Series 6	52,100
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $235,884) - 2.46%		243,420

STRUCTURED NOTES - 3.00%

Commercial Banks, Nec - 0.38%
50,000	Barclays Bank Plc., 6.776%, 5/14/29 (United Kingdom) **	37,350

Security Brokers, Dealers & Flotation Companies - 2.62%
75,000	Goldman Sachs Group, Inc., 6.68%, 9/5/28 **	67,500
100,000	Goldman Sachs Group, Inc., 4.7988%, 12/13/28 **	79,000
63,000	Goldman Sachs Group, Inc., 5.75%, 11/29/20 **	60,978
50,000	Morgan Stanley, 3.00%, 11/09/19 **	51,062
		258,540

TOTAL FOR STRUCTURED NOTES (Cost $337,138) - 3.00%		295,890

SHORT TERM INVESTMENT - 9.24%
911,987	Fidelity Institutional Money Market 0.17% ** (Cost $911,987)	911,987

TOTAL INVESTMENTS (Cost $9,955,161) - 98.38%		9,714,057

OTHER ASSETS LESS LIABILITIES, NET - 1.62%		160,277

NET ASSETS - 100.00%		$ 9,874,334

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2015.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

	Archer Stock Fund
	Schedule of Investments
	August 31, 2015

Shares/Principal		Value

COMMON STOCKS - 98.23%

Aircraft Part & Auxiliary Equipment, Nec - 1.91%
4,900	Astronics Corp. *	$ 253,134

Air Transportation - 4.09%
3,500	Alaska Air Group, Inc.	262,010
7,600	Southwest Airlines Co.	278,920
		540,930
Asset Management - 3.48%
650	Blackrock, Inc.	196,606
4,200	Cognizant Technology Solutions Corp. *	264,348
		460,954
Biological Products (No Diagnostic Substances) - 2.06%
2,600	Gilead Sciences, Inc.	273,182

Business Services - 2.15%
4,000	Visa, Inc. Class A	285,200

Chemicals & Allied Products - 2.34%
6,300	Innospec, Inc.	309,330

Construction Special Trade Contractors - 2.11%
6,300	Chicago Bridge & Iron Co. N.V.	278,964

Computer Communications Equipment - 2.29%
2,500	F5 Networks, Inc. *	303,525

Computer Storage Devices - 2.16%
11,500	EMC Corp.	286,005

Electric Computers - 1.96%
2,300	Apple, Inc.	259,348

Fire, Marine & Casualty Insurance - 3.92%
4,500	AmTrust Financial Services, Inc.	261,675
14,000	National General Holdings Corp.	256,620
		518,295
Food & Kindred Products - 1.95%
6,100	Mondelez International, Inc.	258,396

Hospital & Medical Service Plans - 2.25%
4,000	Molina Healthcare, Inc. *	298,360

Industrial Instruments for Measurement, Display & Control - 1.91%
7,500	Mks Instruments, Inc.	252,750

Investment Advice - 1.83%
1,300	Affiliated Managers Group, Inc. *	242,372

Life Insurance - 1.89%
5,000	MetLife, Inc.	250,500

Measuring & Controlling Devices - 4.03%
2,300	Rockwell Automation, Inc.	257,209
2,200	Thermo Fisher Scientific, Inc.	275,814
		533,023
Motor Vehicle Parts & Accessories - 4.01%
17,000	Gentex Corp.	263,500
2,600	Lear Corp.	267,254
		530,754
National Commercial Banks - 2.10%
22,466	Banc of California, Inc.	278,354

Personal Credit Institutions - 1.99%
4,900	Discover Financial Services	263,277

Pharmaceutical Preparations - 5.73%
5,500	Lannett Company, Inc. *	263,725
7,000	Roche Holding, Ltd. ADR	239,085
1,100	Shire Plc. ADR	255,200
		758,010
Public Building & Related Furniture - 1.88%
5,100	B/E Aerospace, Inc.	248,625

Radio & TV Broadcasting & Communications - 1.80%
4,200	Qualcomm, Inc.	237,636

Railroad Equipment - 1.95%
6,200	The Greenbrier Companies, Inc.	258,540

Real Estate Agents & Managers (For Others) - 1.80%
1,600	Jones Lang LaSalle, Inc.	238,192

Retail - Auto Dealers & Gasoline Stations - 2.16%
2,700	Casey's General Stores, Inc.	285,822

Retail - Drug Stores - 2.15%
3,400	Express Scripts Holding Co. *	284,240

Retail - Retail Stores - 4.17%
4,000	Foot Locker, Inc.	283,160
1,700	Ulta Salon, Cosmetics & Fragrance, Inc. *	268,753
		551,913
Security Brokers, Dealers & Flotation Company - 1.71%
1,200	The Goldman Sachs Group, Inc.	226,320

Semiconductors, Integrated Circuits & Related Services - 2.31%
3,500	Skyworks Solutions, Inc.	305,725

Semiconductors & Related Devices - 3.19%
9,000	Canadian Solar, Inc. *	168,480
3,000	IPG Photonics Corp. *	253,260
		421,740
Services - Auto Rental & Leasing (No Drivers) - 1.92%
3,100	Ryder System, Inc.	254,107

Services - Computer Processing & Data Preparation - 2.23%
35,000	Lifelock, Inc. *	295,750

Services - Educational Services - 1.95%
7,000	Grand Canyon Education, Inc. *	258,720

Services - Equipment Rental & Leasing - 2.02%
8,300	Air Lease Corp.	267,011

Services - Health Services - 4.03%
3,600	ICON Plc.*	277,200
10,700	TrueBlue, Inc. *	256,800
		534,000
Services - Help Supply Services - 2.01%
7,400	On Assignment, Inc. *	266,252

Special Industry Machinery, Nec - 1.87%
3,400	Lam Research Corp.	247,418

Tires & Inner Tubes - 1.02%
3,500	Cooper Tire & Rubber Co.	135,100

Wholesale - Electronic Parts & Equipment, NEC - 1.90%
4,500	Arrow Electronics, Inc. *	251,640

TOTAL FOR COMMON STOCKS (Cost $11,756,387) - 98.23%		13,003,414

SHORT-TERM INVESTMENT - 1.76%
232,618	Fidelity Institutional Money Market Portfolio 0.17%** (Cost $232,618)	232,618

TOTAL INVESTMENTS (Cost $11,989,005) - 99.99%		13,236,032

OTHER ASSETS LESS LIABILITIES, NET - 0.01%		1,611

NET ASSETS - 100.00%		$ 13,237,643

* Non-income producing
** Variable rate security; the coupon rate shown represents the yield at August 31, 2015.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

The Archer Funds
Statements of Assets and Liabilities
August 31, 2015

Assets:	Balanced Fund	Income Fund	Stock Fund
Investments in Securities, at Value (Cost $24,186,819,	$ 27,327,044	$ 9,714,057	$ 13,236,032
$9,955,161, and $11,989,005, respectively)
Cash	414,493	65,629	10,439
Receivables:
Investments Sold	-	-	37,210
Shareholder Subscriptions	11,992	8,515	435
Interest	67,515	92,859	16
Dividend	47,618	2,605	13,383
Prepaid Expenses	18,439	6,568	9,738
Total Assets	27,887,101	9,890,233	13,307,253
Liabilities:
Payables:
Investments Purchased	374,425	-	46,653
Due to Advisor	3,513	1,539	4,180
Due to Administrator	12,172	4,327	6,006
Due to Trustees	584	129	183
Accrued Expenses	20,675	9,904	12,588
Total Liabilities	411,369	15,899	69,610
Net Assets	$ 27,475,732	$ 9,874,334	$ 13,237,643

Net Assets Consist of:
Paid In Capital	$ 24,570,673	$ 10,312,203	$ 11,409,307
Undistributed Net Investment Income (Loss)	66,174	(6,894)	(47,327)
Accumulated Net Realized Gain (Loss) on Investments	(301,340)	(189,871)	628,636
Net Unrealized Appreciation (Depreciation) in Value of Investments	3,140,225	(241,104)	1,247,027
Net Assets (unlimited shares authorized; 2,423,986, 512,686, and
332,084 shares outstanding, respectively)	$ 27,475,732	$ 9,874,334	$ 13,237,643
Net Asset Value and Offering Price Per Share	$ 11.34	$ 19.26	$ 39.86

Redemption Price Per Share ($11.34 x 0.995),
($19.26 x 0.99), & ($39.86 x 0.99), respectively *	$ 11.28	$ 19.07	$ 39.46

*The Balanced Fund will deduct a 0.50% redemption fee from redemption proceeds if purchased and redeemed within 30 days.
The Income and Stock Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

The Archer Funds
Statements of Operations
For the Year Ended August 31, 2015

Investment Income:	Balanced Fund	Income Fund	Stock Fund
Dividends (net of foreign withholding taxes of $3,684, $0, and $1,385, respectively)	$ 399,221	$ 71,027	$ 114,231
Interest	272,717	285,192	298
Total Investment Income	671,938	356,219	114,529

Expenses:
Advisory Fees (a)	182,242	43,698	95,894
Administrative (a)	121,495	43,698	63,930
Transfer Agent	35,052	24,816	30,299
Registration	35,593	13,160	20,732
Legal	16,660	6,030	8,786
Audit	13,948	6,699	8,780
Custody	6,703	3,520	7,000
Trustee	2,840	1,035	1,612
Miscellaneous	6,845	5,686	3,238
Insurance	2,331	841	1,086
Printing and Mailing	2,777	1,229	1,687
Total Expenses	426,486	150,412	243,044
Fees Waived and Reimbursed by the Advisor (a)	(134,899)	(45,537)	(57,648)
Net Expenses	291,587	104,875	185,396

Net Investment Income (Loss)	380,351	251,344	(70,867)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	862,800	(539)	675,684
Capital Gain Distributions from Portfolio Companies	1,072	489	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(934,360)	(361,463)	(948,813)
Net Realized and Unrealized Loss on Investments	(70,488)	(361,513)	(273,129)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 309,863	$(110,169)	$(343,996)

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Balanced Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2015	8/31/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 380,351	$ 276,313
Net Realized Gain on Investments	862,800	394,922
Capital Gain Distributions from Portfolio Companies	1,072	5,474
Net Change in Unrealized Appreciation (Depreciation) on Investments	(934,360)	2,861,198
Net Increase in Net Assets Resulting from Operations	309,863	3,537,907

Distributions to Shareholders:
Net Investment Income	(347,850)	(435,893)
Total Distributions	(347,850)	(435,893)

Capital Share Transactions:
Proceeds from Sale of Shares	10,935,931	3,421,898
Shares Issued on Reinvestment of Dividends	333,298	422,607
Early Redemption Fees *	5,834	212
Cost of Shares Redeemed	(4,512,819)	(2,586,022)
Net Increase from Capital Share Transactions	6,762,244	1,258,695

Net Assets:
Net Increase in Net Assets	6,724,257	4,360,709
Beginning of Period	20,751,475	16,390,766
End of Period (Including Accumulated Undistributed Net
Investment Income (Loss) of $66,174 and $(29,698) respectively)	$27,475,732	$20,751,475

Share Transactions:
Shares Sold	934,089	323,253
Shares Issued on Reinvestment of Dividends	28,822	40,452
Shares Redeemed	(386,054)	(246,156)
Net Increase in Shares	576,857	117,549
Outstanding at Beginning of Period	1,847,129	1,729,580
Outstanding at End of Period	2,423,986	1,847,129

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Income Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2015	8/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 251,344	$ 225,094
Net Realized Loss on Investments	(539)	(26,006)
Capital Gain Distributions from Portfolio Companies	489	1,329
Net Change in Unrealized Appreciation (Depreciation) on Investments	(361,463)	311,090
Net Increase (Decrease) in Net Assets Resulting from Operations	(110,169)	511,507

Distributions to Shareholders:
Net Investment Income	(257,037)	(257,765)
Realized Gains	-	-
Total Distributions	(257,037)	(257,765)

Capital Share Transactions:
Proceeds from Sale of Shares	3,175,339	2,001,784
Shares Issued on Reinvestment of Dividends	244,008	249,253
Early Redemption Fees *	694	126
Cost of Shares Redeemed	(1,044,615)	(993,177)
Net Increase from Capital Share Transactions	2,375,426	1,257,986

Net Assets:
Net Increase in Net Assets	2,008,220	1,511,728
Beginning of Period	7,866,114	6,354,386
End of Period (Including Accumulated Undistributed Net
Investment Loss of $ (6,894) and $(1,200), respectively)	$ 9,874,334	$ 7,866,114

Share Transactions:
Shares Sold	161,540	101,091
Shares Issued on Reinvestment of Dividends	12,414	12,689
Shares Redeemed	(53,136)	(50,510)
Net Increase in Shares	120,818	63,270
Outstanding at Beginning of Period	391,868	328,598
Outstanding at End of Period	512,686	391,868

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Stock Fund
Statements of Changes in Net Assets

	Years Ended
	8/31/2015	8/31/2014
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (70,867)	$ (32,985)
Net Realized Gain on Investments	675,684	845,808
Capital Gain Distributions from Portfolio Companies	-	42
Net Change in Unrealized Appreciation (Depreciation) on Investments	(948,813)	1,382,133
Net Increase (Decrease) in Net Assets Resulting from Operations	(343,996)	2,194,998

Distributions to Shareholders:
Realized Gains	(607,862)	(282,445)
Total Distributions	(607,862)	(282,445)

Capital Share Transactions:
Proceeds from Sale of Shares	3,017,833	3,000,795
Shares Issued on Reinvestment of Dividends	562,834	272,884
Early Redemption Fees *	685	55
Cost of Shares Redeemed	(918,050)	(902,861)
Net Increase from Capital Share Transactions	2,663,302	2,370,873

Net Assets:
Net Increase in Net Assets	1,711,444	4,283,426
Beginning of Period	11,526,199	7,242,773
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(47,327) and $(17,876), respectively)	$ 13,237,643	$ 11,526,199

Share Transactions:
Shares Sold	70,455	74,417
Shares Issued on Reinvestment of Dividends	13,691	7,035
Shares Redeemed	(21,551)	(22,576)
Net Increase in Shares	62,595	58,876
Outstanding at Beginning of Period	269,489	210,613
Outstanding at End of Period	332,084	269,489

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Balanced Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	8/31/2015	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 11.23	$ 9.48	$ 9.04	$ 8.68	$ 8.24

Income From Investment Operations:
Net Investment Income *	0.18	0.16	0.20	0.24	0.19
Net Gain on Securities (Realized and Unrealized)	0.10	1.84	0.49	0.33	0.43
Total from Investment Operations	0.28	2.00	0.69	0.57	0.62

Distributions:
Net Investment Income	(0.17)	(0.25)	(0.25)	(0.21)	(0.18)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.17)	(0.25)	(0.25)	(0.21)	(0.18)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 11.34	$ 11.23	$ 9.48	$ 9.04	$ 8.68

Total Return ***	2.50%	21.34%	7.85%	6.76%	7.54%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 27,476	$ 20,751	$ 16,391	$ 15,433	$ 13,949
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.75%	1.91%	2.07%	2.16%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.01%	0.79%	1.31%	1.83%	1.30%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.56%	1.50%	2.18%	2.79%	2.10%
Portfolio Turnover	31.82%	35.18%	77.01%	76.14%	69.95%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended				Period Ended	(a)
	8/31/2015	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 20.07	$ 19.34	$ 20.58	$ 20.77	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.57	0.65	0.66	1.03	0.73
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.80)	0.83	(1.29)	0.20	0.04
Total from Investment Operations	(0.23)	1.48	(0.63)	1.23	0.77

Distributions:
Net Investment Income	(0.58)	(0.75)	(0.61)	(1.39)	-
Realized Gains	-	-	-	(0.03)	-
Total from Distributions	(0.58)	(0.75)	(0.61)	(1.42)	-

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 19.26	$ 20.07	$ 19.34	$ 20.58	$ 20.77

Total Return ***	(1.17)%	7.79%	(3.15)%	6.26%	3.85%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,874	$ 7,866	$ 6,354	$ 4,781	$ 2,619
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.72%	1.83%	1.96%	2.57%	4.21%	(c)
Ratio of Net Investment Income to Average Net Assets	2.35%	2.67%	2.49%	3.67%	4.43%	(c)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%	(c)
Ratio of Net Investment Income to Average Net Assets	2.87%	3.30%	3.25%	5.04%	7.44%	(c)
Portfolio Turnover	17.33%	15.45%	18.32%	24.29%	11.01%	(b)

(a) The Fund commenced investment operations on March 11, 2011.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Stock Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended				Period Ended	(a)
	8/31/2015	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 42.77	$ 34.39	$ 29.47	$ 27.57	$ 30.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.24)	(0.14)	(0.01)	(0.07)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.54)	9.82	4.93	1.97	(2.40)
Total from Investment Operations	(0.78)	9.68	4.92	1.90	(2.43)

Distributions:
Realized Gains	(2.13)	(1.30)	-	-	-
Total from Distributions	(2.13)	(1.30)	-	-	-

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 39.86	$ 42.77	$ 34.39	$ 29.47	$ 27.57

Total Return ***	(1.98)%	28.53%	16.69%	6.89%	(8.10)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 13,238	$ 11,526	$ 7,243	$ 4,918	$ 2,901
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.90%	2.00%	2.22%	2.78%	3.99%	(c)
Ratio of Net Investment Loss to Average Net Assets	(1.00)%	(0.90)%	(0.82)%	(1.59)%	(2.78)%	(c)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	1.45%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.55)%	(0.35)%	(0.05)%	(0.26)%	(0.24)%	(c)
Portfolio Turnover	88.25%	67.68%	195.28%	399.91%	163.69%	(b)

(a) The Fund commenced investment operations on March 11, 2011.
(b) Not Annualized
(c) Annualized
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

THE ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2015

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of three funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), and the Archer Stock Fund (the “Stock Fund”).   The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010.  Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Balanced Fund originally commenced investment operations on September 27, 2005.

The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2012-2015 for the Balanced, Income and Stock Funds, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Balanced Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. The Income and Stock Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within ninety calendar days of purchase. For the year ended August 31, 2015, the Balanced Fund, Income Fund, and Stock Fund collected $5,834, $694, and $685 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional information on options transactions.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

Expenses – Expenses incurred by the Trust that do no relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications – As of August 31, 2015, the Stock Fund recorded permanent book/tax differences of  $41,416  from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Funds’ and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 3. SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts and senior note ). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, structured notes and municipal bonds). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

The following table summarizes the inputs used to value Balanced Fund’s assets and liabilities measured at fair value as of August 31, 2015:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 16,453,418	$ -	$ -	$ 16,453,418
Corporate Bonds	-	5,152,389	-	5,152,389
Exchange Traded Funds	546,300	-	-	546,300
Exchange Traded Note	286,480	-	-	286,480
Municipal Bonds	-	1,502,171	-	1,502,171
Real Estate Investment Trusts	874,470	-	-	874,470
Preferred Securities	224,000	-	-	224,000
Structured Notes	-	305,409	-	305,409
Short-Term Investment	1,982,407	-	-	1,982,407
	$ 20,371,022	$ 6,959,969	$ -	$ 27,327,044

The following table summarizes the inputs used to value Income Fund’s assets and liabilities measured at fair value as of August 31, 2015:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds	$ -	$ 4,944,162	$ -	$ 4,944,162
Exchange Traded Funds	716,798	-	-	716,798
Exchange Traded Note	63,900	-	-	63,900
Municipal Bonds	-	2,105,560	-	2,105,560
Preferred Securities	432,340	-	-	432,340
Real Estate Investment Trusts	243,420	-	-	243,420
Structured Notes	-	295,890	-	295,890
Short-Term Investment	911,987	-	-	911,987
	$ 2,368,445	$ 7,345,612	$ -	$ 9,714,057

The following table summarizes the inputs used to value Stock Fund’s assets and liabilities measured at fair value as of August 31, 2015:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$ 13,003,414	$ -	$ -	$ 13,003,414
Short-Term Investment	232,618	-	-	232,618
	$ 13,236,032	$ -	$ -	$ 13,236,032

The Funds did not hold any Level 3 assets during the year ended August 31, 2015.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  The Stock Fund did not hold any derivative instruments at any time during the year ended August 31, 2015.  Note 4 details the derivative transactions for the Balanced Fund and the Income Fund during the year ended August 31, 2015.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2015, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2015.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Schedule of Investments - Structured Notes

Balanced Fund

    $ 305,409

Income Fund

    $ 295,890

Unrealized gains and losses on derivatives during the year ended August 31, 2015, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation (Depreciation) on Investments” as follows:

Balanced Fund

 ($93,579)

Income Fund

($32,641)

There was no realized gain or loss on sales of Structured Notes for the year ended August 31, 2015 for the Balanced and Income Funds.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund of each Fund’s average daily net assets.  For the year ended August 31, 2015, the Advisor earned fees of $182,242 for the Balanced Fund, $43,698 for the Income Fund, and $95,894 for the Stock Fund, before the waivers and reimbursements described below.  At August 31, 2015, the Balanced Fund owed the Advisor $3,513, the Income Fund owed the Advisor $1,539, and the Stock Fund owed the Advisor $4,180, in advisory fees.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2015, the Advisor earned administrative fees of $121,495 for the Balanced Fund, $43,698 for the Income Fund, and $63,930 for the Stock Fund.  At August 31, 2015, the Balanced Fund owed the Advisor $12,172, the Income Fund owed the Advisor $4,327, and the Stock Fund owed the Advisor $6,006, in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2015, the Advisor waived fees and/or reimbursed expenses of $134,899.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2018 totaled $400,906.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2015 were as follows:

Subject to Repayment
Amount	by August 31,
$135,604	2016
$130,403	2017
$134,899	2018

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.20% of the Income Fund’s average daily net assets. For the year ended August 31, 2015, the Advisor waived fees and/or reimbursed expenses of $45,537.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2018 totaled $131,814.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2015 were as follows:

Subject to Repayment
Amount	by August 31,
$ 43,219	2016
$ 43,058	2017
$ 45,537	2018

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets. For the year ended August 31, 2015, the Advisor waived fees and/or reimbursed expenses of $57,648.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2018 totaled $154,768.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2015 were as follows:

Subject to Repayment
Amount	by August 31,
$ 45,980	2016
$ 51,140	2017
$ 57,648	2018

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2016 for the Balanced, Income, and Stock Funds.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $13,096,645 and $7,316,586, respectively.

Archer Income Fund

For the year ended August 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,297,524 and $1,415,926, respectively.

Archer Stock Fund

For the year ended August 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $12,968,826 and $11,042,539, respectively.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2015, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 56.28% of the voting securities of the Balanced Fund, approximately 68.95% of the voting securities of the Income Fund, and approximately 76.42% of the voting securities of the Stock Fund and may be deemed to control each of the respective Funds.

NOTE 8. TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of August 31, 2015, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

           Balanced Fund      Income Fund

Stock Fund

Unrealized Appreciation (Depreciation)

$3,137,935

$(241,104)

$1,247,027

Undistributed Ordinary Income/(Loss)

       66,174

      (6,894)

                -

Deferral of Post-December Ordinary Loss

-

-

     (47,327)

Undistributed long term capital gains

-

-

     628,636

Capital loss carryforward expiring +:

8/31/2018

 (299,050)

-

  -

Short term (no expiration)

              -

(147,580)

  -

Long term (no expiration)

              -

  (42,291)

  -

Total Distributable Earnings

$2,905,059

$(437,869)

$1,828,336

The unrealized appreciation/(depreciation) and capital loss carryforward shown above differ from corresponding net unrealized appreciation and accumulated net realized gain (loss) figures reported in the statement of assets and liabilities due to deferrals and wash sales on the Balanced Fund.  The Balanced Fund utilized $863,870 of capital loss carryforwards in the current tax year.  The Stock Fund utilized $17,876 of prior year post December ordinary losses in the Stock Fund’s current tax year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year.  Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

As of August 31, 2015 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities	$ 3,879,094	$ 144,863	$ 1,881,440
Gross unrealized depreciation on investment securities	(741,159)	(385,967)	(634,413)
Net unrealized appreciation (depreciation)	$ 3,137,935	$ (241,104)	$ 1,247,027

Tax cost of investments (including short-term investments) *	$ 24,189,109	$ 9,955,161	$ 11,989,005

* The difference between the book cost and tax cost of investments, for the Balanced Fund, represents disallowed wash sales for tax purposes.

The Balanced, Income and Stock Funds paid the following distributions for the year ended August 31, 2015 and year ended August 31, 2014:

	Period Ended	$ Amount	Tax Character
Balanced Fund	08/31/15	$ 347,850	Ordinary Income
Balanced Fund	08/31/14	$ 435,893	Ordinary Income

Income Fund	08/31/15	$ 257,037	Ordinary Income
Income Fund	08/31/14	$ 257,765	Ordinary Income

Stock Fund	08/31/15	$ 32,380	Ordinary Income
	08/31//15	$ 575,482	Long term capital gain
Stock Fund	08/31/14	$ 272,350	Ordinary Income
	08/31/14	$ 10,095	Long term capital gain

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of the Archer Balanced Fund, Archer Income Fund

   and Archer Stock Fund, each a Series of the Archer

   Investment Series Trust

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, (the "Funds"), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2015 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Archer Balanced Fund, and for each of the four years in the period then ended and the period March 11, 2011 (commencement of investment operations) through August 31, 2011 for the Archer Income Fund and the Archer Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, each a series the Archer Investment Series Trust, as of August 31, 2015, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective years or periods for the Archer Income Fund and the Archer Stock Fund in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 27, 2015

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

THE ARCHER FUNDS

EXPENSE ILLUSTRATIONS

AUGUST 31, 2015 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period - March 1, 2015 through August 31, 2015.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Archer Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$954.77	$5.91
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$984.30	$6.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Stock Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2015	August 31, 2015	March 1, 2015 to August 31, 2015

Actual	$1,000.00	$928.92	$7.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

THE ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2015 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (68) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (60) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (48) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (58) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (52) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon (35) Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance, Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

THE ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2015 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund

Archer Investment Corporation (“AIC” or “Advisor”) is retained to manage the investments comprising the portfolios of the following series (each may be referred to herein as a “Fund” or collectively as the “Funds”) of the Archer Investment Series Trust (the “Trust”): the Archer Balanced Fund  (the “Balanced Fund”), the Archer Stock Fund (the “Stock Fund”) and the Archer Income Fund (the “Income Fund”), (collectively hereinafter referred to as the “Funds”) pursuant to the Management Service Agreement and Expense Limitation Agreement (the “Agreements”) between the Advisor and the Trust with respect to Funds. At the in-person regular meeting of the Board of Trustees (the “Board”) of the Trust that was held on August 25, 2015, the Independent Trustees, trustees who are not parties to the Agreements or interested persons of any party to any of the Agreements (the “Independent Trustees”) as such are defined under the Investment Company Act of 1940, after a lengthy discussion of the continuation of the Agreements between AIC and the Trust on behalf of its respective Funds, unanimously approved the renewal of the Agreements for another one year term.

The Funds’ legal counsel discussed, among other things, the fiduciary duties and responsibilities of the independent Board of Trustees in reviewing and approving the renewal of the Agreements. Counsel discussed with the Trustees the information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreements.  Counsel discussed the following material factors: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of the Funds; (iii) the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) AIC’s practices regarding possible conflicts of interest. Counsel noted that the continuation of the Agreements was preliminarily discussed at the Board’s prior regular meeting in anticipation of their deliberations of the renewal of the Agreements.

In assessing these factors and reaching its decisions, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented pursuant to their request in connection with the annual renewal process. The Board, requested and was provided information and reports relevant to the annual renewal of the Agreements, including: (i) reports regarding the services and organizational support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on each Fund’s performance; (iv) presentations by the Funds’ portfolio manager of AIC’s investment philosophy, investment strategy, personnel and operations; (v) the Funds and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; (vii) the Funds and/or AIC response to information on relevant developments in the mutual fund industry; and (viii) a memorandum from the Funds’ legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each of the Agreements, including the material factors and corresponding relevant information that should be considered by the Board in order to make an informed decision.  The Board also requested and received materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of fund expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (vi) the effect of each Fund’s size on its performance and expenses; and (vii) benefits to be realized by AIC from its relationship with the Funds.

The Independent Trustee did not identify any particular single piece of information that was most relevant to its consideration to approve the Agreements and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be consider for purposes of disclosure in the Funds’ next set of financial statements.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Funds among the service providers and the Independent Trustees; and its efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain and enhance, qualified personnel and AIC’s commitment to maintain and enhance its resources and systems; the commitment of AIC’s personnel to finding alternatives and options that allow the Funds to maintain their goals; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer and Legal Counsel for the Funds. The Trustees evaluated AIC’s personnel, including the education and experience of AIC’s personnel. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds and their continued desire to expand its reach through advisor representatives.  After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and AIC.  In considering the investment performance of the Funds and AIC, the Trustees compared the short and long-term performance of each Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies along with the overall strong performance of all the Funds under the Trust.  With respect to the Archer Balanced Fund (“Balanced Fund”), the Trustees noted the overall performance the Fund had experienced on a short and long-term basis in comparison to its category.  The Trustees also noted that the Fund has increased to a four-star rating with Morningstar.   The Archer Balanced Fund’s performance rank was in the 23% (ytd), 1% (1-yr), 4% (3-yr) and 52% (5-yr) in its Morningstar category.

With respect to the Archer Income Fund (“Income Fund”), the Trustees noted that the Income Fund had outperformed its Morningstar peer group category, however, underperformed its index.   The Trustees noted that the Fund’s performance rank was in the 14% (ytd), 90% (1-yr), and 94% (3-yr) in its Morningstar category.  The Archer Income Fund currently has a two-star Morningstar rating. The Fund continues to add assets which will assist in its performance ratings as well.

With respect to the Archer Stock Fund (“Stock Fund”) the Trustees noted that the Fund has a three-star Morningstar rating and has significantly.  Further, the Archer Stock Fund was in the upper 95% in its category during the half of 2015. The Trustees noted that the Fund’s performance rank was in the 74% (ytd), 87% (1-yr) and 54%(3-yr) in its Morningstar category.

Overall, the Trustees concluded that performance was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reported by the company) and the level of commitment to the Funds and by the principals of AIC; (2) the increasing asset levels of the Funds; (3) the overall expenses of the Funds; and (4) the nature and frequency of advisory fee payments. The Trustees also considered potential benefits for AIC in managing the Funds. The Trustees noted that AIC is profitable with regard to its relationship with the Funds. The Trustees then compared the fees and expenses of the Funds (including the management fee) to other comparable mutual funds. The Trustees noted that the Funds’ advisory fees were slightly higher than other funds, however they did recognize that AIC’s desire to reduce the expense limitation in the Income Fund reflects their desire to continue to reduce the fees to the shareholders.  The Trustees concluded that given the relatively small asset levels of the Funds, it would be difficult for any adviser to operate the Funds at average cost levels and that AIC had put forth significant and reasonable efforts to control the operating expenses of the Funds and increase the assets. The Trustees noted AIC’s continued efforts to manage the expenses of the Funds. The Board concluded that although Fund expenses were higher than peer averages, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Economies of Scale.   The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into one of the Archer Funds.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. The Trustees also noted that AIC may enjoy some enhanced status as an investment adviser to a family of registered mutual funds. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  Having requested and received such information from the Adviser as the Independent Trustees of the Board of Trustees believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Archer Income FundPerformance IllustrationAugust 31, 2015 (Unaudited)

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2015

$ 25,000

FY 2014

$ 25,500

(b)

Audit-Related Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2015

$ 5,400

FY 2014

$ 5,400

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015

$ 5,400

FY 2014

$ 5,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 5, 2015